Reductions in Force	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Reductions in Force
Reductions in Force

Note 12. Reductions in Force

In January 2023, the Company implemented a plan designed to improve the Company’s efficiency by reducing operating expenses and extending liquidity. In addition to decreasing other operating expenses, the plan included a reduction in force representing approximately 25% of the Company’s workforce. For the three and six months ended June 30, 2023, the Company incurred $0.3 million and $3.9 million, respectively, of employee severance and benefit costs related to the reduction in force. As of June 30, 2023, $0.2 million of accrued employee severance and benefit costs related to the reduction in force were included in accrued expenses and other current liabilities on the condensed consolidated balance sheets.

During July 2023, the Company implemented an additional reduction in force as described in Note 14 “Subsequent Events”.

Note 16. Reduction in Force

On July 28, 2022, the Board approved a plan designed to improve the Company’s efficiency by reducing operating expenses and extending liquidity. In addition to decreasing other operating expenses, the plan included a reduction in force representing approximately 10% of the Company’s workforce. Employee severance and benefits costs related to the reduction in force that were incurred during the year ended December 31, 2022 are as follows (in thousands):

Year ended
December 31, 2022
Research and development	$1,035
Sales and marketing	338
General and administrative	417
Total employee severance and benefits costs	$1,790

The Company incurred substantially all of the cash payments related to employee severance and benefits costs in the third quarter of 2022. As of December 31, 2022 the remaining accrual for cash payments related to employee severance and benefits costs is insignificant.

During January 2023, the Company implemented a second reduction in force as described in Note 20 “Subsequent Events”.